                             SUBSCRIPTION AGREEMENT


         This Subscription Agreement (the "Agreement") is made and entered into as of April 4, 2000 by and among Trega Biosciences, Inc., a Delaware corporation (the "Company"), and those parties listed on the signature page hereof as "Investors" (who are referred to individually as an "Investor" and collectively as the "Investors").

         In consideration of the above recitals and the mutual covenants made herein, the parties hereby agree as follows:

         1.       SALE OF COMMON STOCK; CLOSING; DELIVERY.

                  (a) PURCHASE AND SALE OF COMMON STOCK. Subject to the terms and conditions hereof, the Company will issue and sell to each Investor, and each Investor will purchase from the Company, at the Closing (as defined below) the number of shares ("Shares") of common stock, $0.001 par value, ("Common Stock") of the Company, set forth opposite each Investor's name on Exhibit A. The Company is offering for sale on a "best efforts" basis, a minimum of 2,500,000 Shares at $3.00 a Share for a purchase price of $7,500,000 (the "Minimum Offering Amount"), up to a maximum of 3,900,000 Shares at $3.00 a share for a purchase price of $11,700,000 (the "Maximum Offering Amount").

                  (b) ESCROW. All funds received from investors and accepted by the Company will be deposited into an escrow account with Imperial Bank (the "Escrow Account"). The escrow agreement provides that funds may be released from the Escrow Account only upon the satisfaction of certain conditions, including the deposit of at least the Minimum Offering Amount in the Escrow Account on or before March 31, 2000; (the "Initial Closing") provided, however, that the Initial Closing may be extended to April 7, 2000 by the Company, and may be further extended to April 14, 2000 by the mutual consent of First Security Van Kasper (the "Placement Agent") and the Company. All payments received by the Escrow Agent prior to the Initial Closing shall be held in a trust account for the benefit of the Investors pending Initial Closing.

                  (c) CLOSING. Subject to the deposit of the Minimum Offering Amount in the Escrow Account, the Initial Closing shall take place at the offices of counsel for the Company at Pillsbury Madison & Sutro, 50 Fremont Street, San Francisco, California at 10:00 a.m., PDT, or such other time(s) and place(s) as the Company and the Placement Agent shall agree; provided, however, that the Initial Closing shall take place on or before April 7, 2000, unless extended by mutual consent of the Company and the Placement Agent to no later than April 14, 2000. In the event that additional funds are raised subsequent to the Initial Closing, one or more later closings may be held until the Maximum Offering Amount of Shares is sold or until April 14, 2000. The Initial Closing and the date any subsequent closings are hereinafter referred to as the "Closing".

                  (d) DELIVERY. Subject to the terms and conditions of this Agreement, at each Closing, the Company will deliver to each Investor a stock certificate representing the

Shares to be purchased by such Investor against payment of the purchase price therefor by a check, payable to the order of the Company, or by wire transfer of immediately available funds submitted to the Escrow Account in accordance with instructions to be provided to the Investors by the Placement Agent.

         2. REPRESENTATIONS AND WARRANTIES OF INVESTORS. Each Investor represents and warrants, severally, to the Company that:

                  (a) AUTHORIZATION. This Agreement constitutes the valid and legally binding obligation of such Investor, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally and equitable remedies, and except as indemnity provisions in the enforcement of
Section 4 of this Agreement (relating to registration rights) may be limited by law, and such Investor (if an individual) is over 18 years of age, and such Investor has full legal capacity, power and authority to enter into and be bound by this Agreement.

                  (b) PURCHASE FOR OWN ACCOUNT FOR INVESTMENT. Such Investor is purchasing the Shares for investment purposes only and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Such Investor has no present intention of selling or otherwise disposing of all or any portion of the Shares.

                  (c) ACCESS TO INFORMATION. Such Investor has had an opportunity to ask questions of the Company's representatives concerning the Company, its present and prospective business, assets, liabilities and financial condition that such Investor reasonably considers important in making the decision to purchase the Shares.

                  (d) UNDERSTANDING OF RISKS. Such Investor is fully aware of:
(i) the highly speculative nature of the investment in the Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Shares, and the restrictions on the transferability of the Shares, (e.g., that such Investor may not be able to sell or dispose of the Shares, or use them as collateral for loans); and (iv) the tax consequences of investment in the Shares.

                  (e) INVESTOR'S QUALIFICATIONS. Such Investor is an "accredited" investor as defined under Rule 501 of Regulation D promulgated under the Securities Act. Such Investor is aware of the general business and financial circumstances of the Company and, by reason of such Investor's business or financial experience, such Investor is capable of evaluating the merits and risks of this investment and is financially capable of bearing a total loss of this investment.

                  (f) COMPLIANCE WITH SECURITIES LAWS. Such Investor understands and acknowledges that, in reliance upon the representations and warranties made by such Investor herein, the Shares are not being registered with the U.S. Securities and Exchange Commission ("SEC" or "Commission") under the Securities Act, but instead are being issued under an exemption from the registration requirements of the Securities Act.

                  (g) RESTRICTIONS ON TRANSFER. Such Investor understands that such Investor may not transfer any of the Shares, unless such Shares, are registered under the Securities Act unless, in the opinion of counsel to the Company, an exemption from such registration requirement is available. Such Investor understands that only the Company may file a registration statement with the SEC. Such Investor has also been advised that an exemption from registration may not be available or may not permit such Investor to transfer all or any of the Shares in the amounts or at the times proposed by such Investor.

                  (h) RULE 144. In addition, such Investor has been advised that SEC Rule 144 ("Rule 144") promulgated under the Securities Act, which permits certain limited sales of unregistered securities is not presently available due to the holding periods required thereunder and, in any event, requires that the Shares be held for a minimum of one year, and in certain cases two years, after they have been purchased and paid for (within the meaning of Rule 144), before they may be resold under Rule 144. Such Investor understands that Rule 144 may indefinitely restrict transfer of the Shares if such Investor is an "affiliate" of the Company and "current public information" about the Company (as defined in Rule 144) is not publicly available.

                  (i) LEGENDS AND STOP-TRANSFER ORDERS. Such Investor understands that certificates or other instruments representing any of the Shares acquired by such Investor may bear legends substantially similar to the following, in addition to any other legends required by federal or state laws:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT.

         In order to ensure and enforce compliance with the restrictions imposed by applicable law and those referred to in the foregoing legend, or elsewhere herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, with respect to any certificate or other instrument representing the Shares, or if the Company transfers its own securities, it may make appropriate notations to the same effect in the Company's records. Any legend endorsed on a certificate pursuant to this Subsection (i) and the related stop transfer instructions with respect to such securities shall be removed, and the Company shall issue a certificate without such legend to the holder thereof, if such securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available, if such legend may be properly removed under the terms of Rule 144 promulgated under the Securities Act or if such holder provides the Company with an opinion of counsel for such holder, reasonably satisfactory to legal counsel for the Company, to the effect that a sale, transfer or assignment of such securities may be made without registration.

                  (j) RESTRICTION ON SALES, SHORT SALES AND HEDGING TRANSACTIONS. Such Investor will not, prior to the effectiveness of the registration statement to be filed pursuant to Section 4 of this Agreement, sell, offer to sell, solicit offers to buy, dispose of, loan, pledge, or grant any right with respect to (collectively, a "Disposition") the Common Stock of the Company, nor will Investor engage in any hedging or other transaction which is designed to or could reasonably be expected to lead to or result in a Disposition of Common Stock of the Company by the Investor or any other person or entity. Such prohibited hedging or other transactions would include, without limitation, effecting any short sale or having in effect any short position (whether or not such sale or position is against the box and regardless of when such position was entered into) or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to the Common Stock of the Company or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock of the Company.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investors that as of the date hereof, except as set forth in this Section, or on the Schedule of Exceptions attached hereto as Exhibit B (the "Schedule of Exceptions"), with any disclosure thereon being deemed disclosure for all purposes and all relevant subsections hereof, which exceptions will be deemed to be representations and warranties as if made hereunder:

                  (a) ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all necessary corporate power and authority to own its assets and to carry on its business as now being conducted and presently proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which its ownership or leasing of assets, or the conduct of its business, makes such qualification necessary, except where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries considered as a whole.

                  (b) REQUISITE POWER AND AUTHORIZATION. The Company has all necessary corporate power and authority to execute and deliver this Agreement, to issue the Shares and to carry out the provisions of this Agreement. All corporate action on the part of the Company required for the lawful execution and delivery of this Agreement, and issuance and delivery of the Shares has been taken. Upon execution and delivery, this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by insolvency and similar laws affecting the enforcement of creditors' rights generally and equitable remedies, and except as the indemnity provisions of Section 4 of this Agreement (relating to registration rights) may be limited by law. The Shares when issued in compliance with the provisions of this Agreement as the case may be, will be duly authorized and validly issued, fully paid, non-assessable, and issued in compliance with federal securities laws and the securities laws of the State of California. No stockholder of the Company or other person has any preemptive or similar right with respect to the Shares.

                  (c) SEC DOCUMENTS. The Company has furnished to each Investor the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, excluding exhibits, and, upon request, all documents that the Company was required to file, which it represents and warrants it did timely file, with the SEC under Sections 13 or 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 31, 1998 (collectively, the "SEC Documents"). As of their respective filing dates, or such later date on which such reports were amended, the SEC Documents complied in all material respects with the requirements of the Exchange Act. The SEC Documents as of their respective dates, or such later date on which such reports were amended, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the SEC Documents ("Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. Except as may be indicated in the notes to the Financial Statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the consolidated financial position of the Company and any subsidiaries at the dates thereof and the consolidated results of their operations and consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

                  (d) CAPITAL STOCK. The authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, $0.001 par value per share. As of March 7, 2000, there were 19,552,344 shares of Common Stock issued and outstanding. All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. As of March 7, 2000,
(a) 6,032,221 shares of Common Stock were reserved for future issuance pursuant to options granted or which may be granted under the Company's stock option plans or stock option plans assumed by the Company, (b) 43,555 shares of Common Stock were reserved for future issuance pursuant to outstanding warrants, and
(c) 294,167 shares of Common Stock were reserved for future issuance pursuant to a warrant. Except as set forth above, the Company has no outstanding securities convertible into or exchangeable for Common Stock and no contracts, rights, options or warrants to purchase or otherwise acquire Common Stock or securities convertible into or exchangeable for Common Stock. Since March 7, 2000, the Company has not issued any shares of capital stock or any options, warrants or other rights with respect thereto except for shares issued upon exercise of options, warrants and rights, as set forth above.

                  (e) COMPLIANCE WITH OTHER AGREEMENTS. Neither the execution and delivery of, nor the consummation of any transaction or execution of any instrument contemplated by, this Agreement, nor the issuance of the Shares has constituted or resulted in, or will constitute or result in, a material default under or breach or violation of any term or provision of the Company's Bylaws, Certificate of Incorporation, or material contracts with third parties, state or federal laws, rules or regulations, writs, orders or judgments or decrees which are applicable to the Company or its properties.

                  (f) INTELLECTUAL PROPERTY. The Company and each of its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) which are material to the conduct of its business as now being conducted (collectively, "Intangibles"). Neither the Company nor any of its subsidiaries has received written notice that it is infringing upon or in conflict with any third party intangibles. Neither the Company nor any of its subsidiaries has entered into any consent, indemnification, forbearance to sue or settlement agreements with respect to the validity of the Company's or such subsidiary's ownership or right to use its Intangibles. No Intangible is the subject of adversarial proceedings. To its knowledge, the Company has complied with its contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the Company's knowledge, no person is infringing on or violating any Intangible.

                  (g) CONSENTS. All consents necessary for the Company to perform its respective obligations hereunder have been obtained, except for the approval of the SEC of the registration statement contemplated by Section 4.

                  (h) NO MATERIAL ADVERSE CHANGE. Since December 31, 1999, except as set forth in the Offering Memorandum delivered to each Investor, there has not been:

                         (i) any changes in the assets, liabilities, financial
condition or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either in any individual case or in the aggregate, materially adverse to the Company and its subsidiaries taken as a whole;

                         (ii) any material change, except in the ordinary course
of business, in the contingent obligations of the Company whether by way of guarantee, endorsement, indemnity, warranty or otherwise;

                         (iii) any damage, destruction or loss, whether or not
covered by insurance, materially and adversely affecting the properties or business of the Company; or

                         (iv) any declaration or payment of any dividend or
other distribution of the assets of the Company.

                  (i) INSURANCE. The Company and its subsidiaries maintain such insurance relating to their business, operations, assets as is appropriate to their business, assets and operations, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect to and including the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a Material Adverse Effect.

                  (j) LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby, or that might result, either individually or in the aggregate, in any material adverse changes in the business, assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company.

         4.       REGISTRATION RIGHTS.

                  (a) DEFINITIONS. For purposes of this Section 4:

                         (i) "Register", "registered", and "registration" refer
to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement.

                         (ii) "Registrable Securities" means all shares of
Common Stock of the Company issued or issuable under this Agreement, excluding in all cases, however, all Registrable Securities sold pursuant to Rule 144.

                         (iii) "Holder" means any person owning of record
Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities to whom rights under this Section 4 (and/or, with respect to the rights of the Investors set forth in Section 5, under such Section 5) have been assigned in accordance with this Agreement.

                  (b) SHELF REGISTRATION.

                         (i) The Company will file as soon as practicable, and
in no event later than 30 days after the final Closing, a registration statement with the SEC under the Securities Act for the sale and distribution of all of the Holders' Registrable Securities and thereafter shall use its best efforts to secure the effectiveness of such registration statement as soon as practicable thereafter.

                         (ii) The Company will pay all expenses incurred in
connection with any registration, qualification and compliance requested hereunder (excluding underwriters' or brokers' discounts and commissions and the fees and disbursements of counsel for any Investor), including without limitation all filing, registration and qualification, printers' and accounting fees and the fees and disbursements of counsel for the Company.

                         (iii) The Company will use its best efforts to cause
the registration statement to remain effective until the earliest of (A) the date ending two years after the final Closing, (B) the date on which all the Registrable Securities have been resold, or (C) the date on which each Holder of Registrable Securities is able to sell all of such Holder's Registrable Securities in a single three (3) month period without registration under the Securities Act pursuant to Rule 144.

                  (c) OBLIGATIONS OF THE COMPANY. In order to effect the registration of any Registrable Securities under Section 4(b) of this Agreement, the Company will, as expeditiously as reasonably possible:

                         (i) Prepare and file with the SEC a registration
statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and deliver such registration statement, at the time of such filing, to each Holder.

                         (ii) Prepare and file with the SEC such amendments and
supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                         (iii) Furnish to the Holders such number of copies of a
prospectus in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Registrable Securities owned by them that are included in such registration.

                         (iv) Use its best efforts to register and qualify the
securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as will be reasonably requested by the Holders, provided that the Company will not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                         (v) Notify each Holder of Registrable Securities
covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and upon such notice the Company shall use its best efforts to promptly correct such misstatement or omission and deliver to each Holder copies of such corrected prospectus. The Company shall have the right, upon such notice, to suspend the delivery of prospectuses included in such registration statement from the date of notice until the date of such correction. The period during which the Company is required to keep any registration statement filed pursuant to Section 4(b) effective shall be extended for the amount of time required to amend such registration statement and deliver such prospectus relating thereto.

                  (d) FURNISH INFORMATION. It will be a condition precedent to the obligations of the Company to take any action pursuant to Section 4(b) hereof that the selling Holders will furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as will be required to effect the registration of their Registrable Securities.

                  (e) INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Section 4(b) hereof:

                         (i) To the extent permitted by law, the Company will
indemnify and hold harmless each Holder, the partners, stockholders, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, or liabilities to which they may become jointly or severally liable subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"):

                              (A) any untrue statement or alleged untrue
statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto;

                              (B) the omission or alleged omission to state
therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

                              (C) any violation or alleged violation by the
Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each such Holder, partner, stockholder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 4(e)(i) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld), nor will the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, stockholder, officer, director, underwriter or controlling person of such Holder.

                         (ii) To the extent permitted by law, each selling
Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or stockholders or any person who controls such Holder within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, partner or director, officer, stockholder or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation that arises solely as a result of written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, partner, officer, director, stockholder or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 4(e)(ii) will not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent will not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by a Holder under this Section 4(e)(ii) in respect of any Violation will not exceed the aggregate proceeds (net of discounts) received by such Holder upon the sale of the Shares.

                         (iii) Promptly after receipt by an indemnified party
under this Section 4(e) of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 4(e), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party will have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party will have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if the indemnifying party is materially prejudiced thereby, will relieve such indemnifying party of liability, but only to the extent that such indemnifying party is prejudiced with respect to a specific claim.

                         (iv) The foregoing indemnity agreement with respect to
any prospectus shall not inure to the benefit of any Holder or underwriter, or any person controlling such Holder or underwriter, from whom the person asserting any losses, claims, damages or liabilities purchased Registrable Securities, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) provided by the Company was not sent or given by or on behalf of such Holder or underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Registrable Securities to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                         (v) If the indemnification provided for in Sections
4(e)(i) or 4(e)(ii) hereof shall be unavailable to hold harmless an indemnified party in respect of any liability under the Securities Act, then, and in each such case, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statement or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall any contribution under this subsection (v) by any Holder exceed the gross proceeds from the offering received by such indemnifying party. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                         (vi) The obligations of the Company and Holders under
this Section 4(e) will survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

                  (f) RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, while a public market exists for the Common Stock of the Company, the Company will:

                         (i) Make and keep public information available, as
those terms are understood and defined in Rule 144 under the Securities Act, at all times while the Company is reporting under the Exchange Act;

                         (ii) Use its best efforts to file with the SEC in a
timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time it is subject to such reporting requirements); and

                         (iii) So long as a Holder owns any Registrable
Securities, furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act (at any time it is subject to the reporting requirements of the Exchange Act), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any such securities without registration (at any time the Company is subject to the reporting requirements of the Exchange Act).

                  (g) If any Investor shall propose to sell any Registrable Securities pursuant to the registration statement, such Investor shall notify the Company of its intent to do so at least three (3) full business days prior to such sale. Such notice shall be deemed to constitute a representation that any written information previously supplied by such Investor is accurate as of the date of such notice. At any time within such three (3) business-day period, the Company may notify the Investor that the Company will refuse to permit the Investor to resell any Registrable Securities pursuant to the registration statement for an initial period not to exceed thirty (30) days; PROVIDED, HOWEVER, that in order to exercise this right, the Company must deliver a certificate in writing to the Investor to the effect that a delay in such sale is necessary because a sale pursuant to such registration statement in its then-current form would not be in the best interests of the Company and its stockholders due to disclosure obligations of the Company. In such event, the Company shall use its best efforts to amend the registration statement, if necessary, and to take all other actions reasonably necessary to allow such sale, and shall notify the Investor promptly after it has determined that such sale has become permissible. Notwithstanding the foregoing, the Company shall not be entitled to exercise its right to refuse to permit a sale by any particular Investor more than three (3) times in any calendar year or for more than two (2) consecutive thirty (30) day periods in any calendar year; PROVIDED, HOWEVER, that no particular Investor will be refused permission to sell under this Section 4(g) at the same time that another Investor is permitted to sell under the registration statement. Each Investor hereby covenants and agrees that it will not sell any Registrable Securities pursuant to the registration statement during the periods the registration statement is withdrawn as set forth in this Section 4(g).

                  (h) INVESTOR INFORMATION. Each Investor covenants that it will promptly notify the Company of any changes in the information set forth in the registration statement regarding such Investor or such Investor's "Plan of Distribution."

         5. CONDITIONS TO OBLIGATIONS OF THE INVESTORS. The obligation of each Investor to purchase the Shares at the Closing is subject to the fulfillment on or prior to such Closing of the following conditions, any of which may be waived by such Investor:

                  (a) REPRESENTATIONS AND WARRANTIES CORRECT; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct when made, and shall be true and correct at the time of the Closing with the same force and effect as if they had been made on and as of said date, except for representations and warranties made as of a specific date which shall be true and correct as of such date; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it under this Agreement on or prior to the Closing.

                  (b) CONSENTS AND WAIVERS. The Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

                  (c) COMPLIANCE CERTIFICATE. The Company shall have delivered to the Investors a certificate, executed by the Chief Financial Officer of the Company, dated the day of the Closing, certifying to the fulfillment of the conditions specified in subsection (a) of this Section 5.

                  (d) OPINION OF COMPANY'S COUNSEL. Investors shall have received from Pillsbury Madison & Sutro LLP, counsel to the Company, an opinion addressed to the Investors, dated the day of the Closing and in substantially the form attached hereto as Exhibit C.

                  (e) MINIMUM PURCHASE. The Company shall have received executed Agreements to purchase Shares with an aggregate purchase price of not less than $7,500,000 and full payment of the purchase price for all of the Shares to be sold at the Closing.

         6. CONDITIONS TO OBLIGATIONS OF THE COMPANY. The obligation of the Company to sell and issue the Shares to each Investor at each Closing is subject to the fulfillment on or prior to the Closing of the following conditions, any of which may be waived by the Company:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by such Investor in Section 2 hereof shall be true and correct when made, and shall be true and correct at the time of the Closing with the same force and effect as if they had been made on and as of said date.

                  (b) CONSENTS AND WAIVERS. The condition set forth in subsection (b) of Section 5 hereof shall have been fulfilled.

                  (c) MINIMUM PURCHASE. The Company shall have received executed subscription Agreements to purchase Shares with an aggregate purchase price of not less than $7,500,000 and full payment of the purchase price for all of the Shares to be sold at the Closing.

         7. MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the internal laws of the State of California applicable to contracts made among residents of, and wholly to be performed within, the State of California, without regard to principles of conflict of laws or choice of laws.

                  (b) FURTHER INSTRUMENTS. From time to time, each party hereto will execute and deliver such instruments and documents as may be reasonably necessary to carry out the purposes and intent of this Agreement.

                  (c) SUCCESSORS; NO OTHER BENEFICIARIES. This Agreement will be binding upon and will inure to the benefit of the executors, administrators, legal representatives, heirs, successors, and assigns of the parties hereto; PROVIDED, HOWEVER, that (i) rights of Investors hereunder may be transferred only in connection with (and to the transferee of) Common Stock of the Company purchased by a Investor hereunder, but the Company may prohibit such transfer of rights if the transfer to a particular transferee would not, in the good faith judgment of the Company's Board of Directors, be in the Company's best interests, and (ii) any transferee of any shares of stock of the Company affected by this Agreement to whom rights are so transferred (a "PERMITTED TRANSFEREE") will be required, as a condition precedent to acquiring such shares, to agree in writing to be bound by all the terms and conditions of this Agreement applicable to such Permitted Transferee's transferor, and (iii) upon and after such transfer the Permitted Transferee will be deemed to be an Investor for purposes of this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  (d) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Agreement will be effective following the parties signatory hereto upon such counterpart signature by all initial parties hereto.

                  (e) ENTIRE AGREEMENT. This Agreement, including and incorporating the Schedule of Exceptions and all Exhibits attached hereto and referred to herein, constitutes and contains the entire agreement and understanding of the parties regarding the subject matter of this Agreement and supersedes in its entirety any and all prior negotiations, correspondence, understandings and agreements among the parties respecting the subject matter hereof.

                  (f) NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be addressed to the Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to an Investor shall be addressed to the Investor at the address indicated below or to such other address as such party may designate in writing from time to time to the Company. Unless otherwise provided, notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of (i) the date of personal delivery, or (ii) the date of delivery by facsimile, or (iii) the business day after deposit with a nationally recognized courier or overnight service, including Federal Express or Express Mail, for United States deliveries or three (3) business days after such deposit for deliveries outside of the United States, or (iv) three (3) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth on the signature page, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service, including Express Mail. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder, on the date given to the last party required to be given such notice.

                  (g) BROKER'S FEE. Each Investor acknowledges that the Company intends to pay a fee and issue warrants to the Placement Agent, in respect of the sale of the Shares to the Investors. Each of the parties hereto hereby represents that, on the basis of any actions and agreements by it, and except for any finders' fees to be paid out of the Placement Agent's fee, there are no other brokers or finders entitled to compensation in connection with the sale of the Shares to the Investors.

                  (h) AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and by Investors holding at least fifty percent (50%) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 7(h) will be binding upon the Company, each Investor, and their permitted transferees and assignees.

                  (i) SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provisions will be excluded from this Agreement to the extent unenforceable and the balance of such provisions, and of this Agreement, will be interpreted as if such provision or part and hereof were so excluded and will be enforceable in accordance with its terms.

                  (j) AGGREGATION OF STOCK. All shares of Common Stock held or acquired by affiliated entities or persons will be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                  (k) EXPENSES. The Company and each Investor will bear its own costs and expenses incurred on its behalf with respect to the Agreement and the transactions contemplated hereby, including fees of legal counsel.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                  TO BE COMPLETED BY INVESTOR

T. Rowe Price New Horizons Fund, Inc.     Shares Subscribed:     1,333,334
-------------------------------------                            ---------------
(Print Name of Individual or Entity)                             (Print Name of
                                                                 Individual or
                                                                 Entity)

By:       /s/ Charles G. Pepin
          ---------------------------
         (Signature)

Name:       Charles G. Pepin
          ---------------------------

Title:     V.P.
          ---------------------------
Address: 100 East Pratt Street
         ----------------------------
         Baltimore, Maryland 21202
-------------------------------------

-------------------------------------

-------------------------------------

Tax ID:
        -----------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
         -----------------------------------
         (Signature)

Name:      Gerard A. Wills
         -----------------------------------

Title:     Vice President - Finance
         -----------------------------------

Address: Trega Biosciences, Inc.
         9880 Campus Point Drive
         San Diego, CA
         Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                        TO BE COMPLETED BY INVESTOR

Green Line Mutual Funds - Green Line      Shares Subscribed:   226,000
------------------------------------                           -----------------
Heath Sciences Fund                                            (Print Name of
-------------------                                            Individual or
                                                               Entity)
BY: T. ROWE PRICE ASSOCIATES, ADVISOR,
--------------------------------------
INC.
--------------------------------------
(Print Name of Individual or Entity)

By:       /s/ Charles G. Pepin
         -----------------------------
         (Signature)

Name:      Charles G. Pepin
         -----------------------------

Title:     Vice President
         -----------------------------

Address: 100 East Pratt Street
         -----------------------------
         Baltimore, Maryland 21202
--------------------------------------

--------------------------------------

--------------------------------------

Tax ID:
        ------------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
        ------------------------------
         (Signature)

Name:      Gerard A. Wills
        ------------------------------

Title:    Vice President - Finance
        ------------------------------

Address:       Trega Biosciences, Inc.
               9880 Campus Point Drive
               San Diego, CA
               Attention: General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                   TO BE COMPLETED BY INVESTOR

T. Rowe Price Health Sciences Fund, Inc.   Shares Subscribed:   440,666
----------------------------------------                        ----------------
(Print Name of Individual or Entity)                            (Print Name of
                                                                Individual or
                                                                Entity)

By:      /s/ Charles G. Pepin
         -------------------------
         (Signature)

Name:      Charles G. Pepin
         -------------------------

Title:     V.P.
         -------------------------
Address: 100 East Pratt Street
         -------------------------
         Baltimore, Maryland 21202
----------------------------------

----------------------------------

----------------------------------

Tax ID:
         -------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:      /s/ Gerard A. Wills
         -------------------------
         (Signature)

Name:      Gerard A. Wills
         -------------------------

Title:     Vice President - Finance
         -------------------------

Address:       Trega Biosciences, Inc.
               9880 Campus Point Drive
               San Diego, CA
               Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                               TO BE COMPLETED BY INVESTOR

EGM Technology Fund LP                 Shares Subscribed:  109,667
------------------------------------                       -------------------
(Print Name of Individual or Entity)                       (Print Name of
                                                           Individual or Entity)

By:        /s/ Marc Pentopoulos
           -------------------------
         (Signature)

Name:      Marc Pentopoulos
           -------------------------

Title:     Portfolio Manager
           -------------------------

Address:  1 Embarcadero Center
        ----------------------------

          Suite 2140
        ----------------------------
          SF, CA 94111
        ----------------------------


        ----------------------------

Tax Id:   94-334-3744
        ----------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
        ----------------------------
         (Signature)

Name:      Gerard A. Wills
        ----------------------------

Title:     CFO
        ----------------------------

Address:       Trega Biosciences, Inc.
               9880 Campus Point Drive
               San Diego, CA
               Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                               TO BE COMPLETED BY INVESTOR

EGM Medical Technology Offshore Fund   Shares Subscribed:     72,000
------------------------------------                      ---------------------
(Print Name of Individual or Entity)                      (Print Name of
                                                          Individual or Entity)

By:        /s/ Marc Pentopoulos
         ---------------------------
         (Signature)

Name:      Marc Pentopoulos
         ---------------------------

Title:     Portfolio Manager
         ---------------------------

Address:  1 Embarcadero
         ---------------------------
         Suite 2140
------------------------------------
         SF, CA 94111
------------------------------------

------------------------------------


Tax ID:
        ----------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
         ---------------------------
         (Signature)

Name:      Gerard A. Wills
         ---------------------------

Title:     CFO
         ---------------------------

Address: Trega Biosciences, Inc.
         9880 Campus Point Drive
         San Diego, CA
         Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                       TO BE COMPLETED BY INVESTOR

Special Situations Private Equity Fund, L.P.   Shares            300,000
--------------------------------------------   Subscribed:      ----------------
(Print Name of Individual or Entity)                            (Print Name of
                                                                Individual or
                                                                Entity)

By:        /s/ David Greenhouse
         ------------------------------
         (Signature)

Name:      David Greenhouse
         ------------------------------

Title:     M.D.
         ------------------------------

Address:  153 East 53Rd Street
         ------------------------------
         New York, NY 10022

         ------------------------------

         ------------------------------

Tax ID:  13-3916551
         ------------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
         ------------------------------
         (Signature)

Name:      Gerard A. Wills
         ------------------------------

Title:      CFO
         ------------------------------

Address:       Trega Biosciences, Inc
               9880 Campus Point Drive
               San Diego, CA
               Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                             TO BE COMPLETED BY INVESTOR

Pequot Scout Fund L.P.                 Shares Subscribed:       300,000
------------------------------------                          ------------------
(Print Name of Individual or Entity)                           (Print Name of
                                                               Individual or
                                                               Entity)
By:        /s/ David J. Malat
         ---------------------------
         (Signature)

Name:    David J. Malat
         ---------------------------

Title:     Chief Financial Officer
         ---------------------------

Address:   C/o David J. Malat
         ---------------------------
Pequot Capital Management, Inc.
------------------------------------
500 Nyla Farms Road
------------------------------------
Westport, CT 06880
------------------------------------
Tax ID:   13-3741801
        ----------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
       -----------------------------
         (Signature)

Name:      Gerard A. Wills
       -----------------------------

Title:     CFO
       -----------------------------

Address:       Trega Biosciences, Inc.
               9880 Campus Point Dr
               San Diego, CA
               Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                TO BE COMPLETED BY INVESTOR

Jackson Square Partners, L.P.           Shares Subscribed:    181,667
------------------------------------                         -------------------
(Print Name of Individual or Entity)                          (Print Name of
                                                              Individual or
                                                              Entity)

By:        Michael D. Baldridge
         -----------------------------
         (Signature)

Name:      Michael D. Baldridge
         -----------------------------

Title:     Member Manager
         -----------------------------

Address:  Jackson Square Partners, L.P.
         -----------------------------
909 Montgomery Street, Suite 600
--------------------------------------
San Francisco, CA 94133
--------------------------------------

--------------------------------------

Tax ID:   94-3307834
       -------------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
       -------------------------------
         (Signature)

Name:      Gerard A. Wills
       -------------------------------

Title:     CFO
       -------------------------------

Address:       Trega Biosciences, Inc.
               9880 Campus Point Drive
               San Diego, CA
               Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                   TO BE COMPLETED BY INVESTOR

         Baystar International, LTD        Shares Subscribed:     200,000
-------------------------------------                            ---------------
(Print Name of Individual or Entity)                             (Print Name of
                                                                 Individual or
                                                                 Entity)
By:        /s/ Brian Davidson
         ----------------------------
         (Signature)

Name:      Brian Davidson
         ----------------------------
Title:     Director
         ----------------------------
Address: 1500 W. Market Street
         ----------------------------
         Suite 200
-------------------------------------
         Mequon, WI 53092
-------------------------------------

Tax ID:   NONE
         ----------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
       ------------------------------
         (Signature)

Name:      Gerard A. Wills
       ------------------------------

Title:      CFO
       ------------------------------

Address:       Trega Biosciences, Inc.
               9880 Campus Point Drive
               San Diego, CA
               Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                 TO BE COMPLETED BY INVESTOR

         Baystar Capital. LP             Shares Subscribed:      300,000
------------------------------------                            ----------------
(Print Name of Individual or Entity)                            (Print Name of
                                                                Individual or
                                                                Entity)

By:        /s/ Brian Davidson
         ---------------------------
         (Signature)

Name:      Brian Davidson
         ---------------------------

Title:     Director
         ---------------------------

Address:   1500 W. Market Street
         ---------------------------
         Suite 200
------------------------------------
         Mequon, WI 53092
------------------------------------

------------------------------------

Tax ID:   39-1956054
        ----------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
       -----------------------------
         (Signature)

Name:      Gerard A. Wills
       -----------------------------

Title:     CFO
       -----------------------------

Address:       Trega Biosciences, Inc.
               9880 Campus Point Drive
               San Diego, CA
               Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                 TO BE COMPLETED BY INVESTOR

         NARRAGANSETT I, LP              Shares Subscribed:      30,934
------------------------------------                            ----------------
(Print Name of Individual or Entity)                            (Print Name of
                                                                Individual or
                                                                Entity)

By:        /s/ Joseph L. Dowling III
         ---------------------------
         (Signature)

Name:      Joseph L. Dowling III
         ---------------------------

Title:     Managing Member
         ---------------------------

Address:   374 Park Avenue
         ---------------------------
         14Th Floor
------------------------------------
         New York, NY 10152
------------------------------------

------------------------------------

Tax ID:   13-4032957
        ----------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:         /s/ Gerard A. Wills
       -----------------------------
         (Signature)

Name:       Gerard A. Wills
       -----------------------------

Title:     CFO
       -----------------------------

Address:       Trega Biosciences, Inc.
               9880 Campus Point Drive
               San Diego, CA
               Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                 TO BE COMPLETED BY INVESTOR

         Paul M. Ginsburg                Shares Subscribed:      33,333
------------------------------------                            ----------------
(Print Name of Individual or Entity)                            (Print Name of
                                                                Individual or
                                                                Entity)
By:        /s/ Paul M. Ginsburg
         ---------------------------
         (Signature)

Name:      Paul M. Ginsburg
         ---------------------------

Title:
         ---------------------------

Address: P.O. Box 1774
         ---------------------------
         Ross, CA 94957-1774
------------------------------------
For Delivery Via Courier:
------------------------------------
         50 Shady Lane
------------------------------------
         Ross, CA 94957
------------------------------------

Tax ID:   ###-##-####
        ----------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
       -----------------------------
         (Signature)
       -----------------------------

Name:      Gerard A. Wills
       -----------------------------
Title:     CFO
       -----------------------------

Address:       Trega Biosciences,
               9880 Campus Point
               San Diego, CA
               Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                   TO BE COMPLETED BY INVESTOR

The Timken Living Trust U/A/D/ 9/14/99     Shares Subscribed:      83,334
--------------------------------------                            --------------
(Print Name of Individual or Entity)                              (Print Name of
                                                                  Individual or
                                                                  Entity)
By:      /s/ William R. Timken, Trustee
         ------------------------------
         (Signature)

Name:      William R. Timken
         ------------------------------

Title:     Trustee
         ------------------------------

Address: Attn.: Diane L. Larson
         ------------------------------
         7 Mercury Avenue
---------------------------------------
         Tiburon, CA 94920
---------------------------------------
         (415) 799-1184
---------------------------------------

Tax ID:   ###-##-####
        -------------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
       --------------------------------
         (Signature)

Name:      Gerard A. Wills
       --------------------------------

Title:     CFO
       --------------------------------

Address:       Trega Biosciences, Inc.
               9880 Campus Point Drive
               San Diego, CA
               Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                  TO BE COMPLETED BY INVESTOR

         Narragansett Offshore Ltd        Shares Subscribed:      22,400
-------------------------------------                            ---------------
(Print Name of Individual or Entity)                             (Print Name of
                                                                 Individual or
                                                                 Entity)
By:        /s/ Joseph L. Dowling, III
         ----------------------------
         (Signature)

Name:      Joseph L. Dowling III
         ----------------------------

Title:     Managing Member
         ----------------------------

Address: 375 Park Avenue
         ----------------------------
         14Th Floor
-------------------------------------
         New York, NY 10152
-------------------------------------

Tax ID:     N/A
         ----------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
         ----------------------------
         (Signature)

Name:      Gerard A. Wills
         ----------------------------
Title:       CFO
         ----------------------------

Address:       Trega Biosciences, Inc.
               9880 Campus Point Drive
               San Diego, CA
               Attention:  General Counsel

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

INVESTOR                                 TO BE COMPLETED BY INVESTOR

         Cypress VI Partners             Shares Subscribed:      33,333
------------------------------------                            ----------------
(Print Name of Individual or Entity)                            (Print Name of
                                                                Individual or
                                                                Entity)
By:        /s/ Leonard S. Eber
       -----------------------------
         (Signature)

Name:      Leonard S. Eber
       -----------------------------

Title:    Managing Partner/ Cypress Partners
       -------------------------------------
Address: 126 Cypress
         ---------------------------
         Kentfield, CA 94904
------------------------------------

------------------------------------

------------------------------------

Tax ID:   914-3195326
        ----------------------------


COMPANY

TREGA BIOSCIENCES, INC.


By:        /s/ Gerard A. Wills
       -----------------------------
         (Signature)

Name:       Gerard A. Wills
       -----------------------------


Title:     CFO
       -----------------------------

Address:       Trega Biosciences, Inc.
               9880 Campus Point Drive
               San Diego, CA
               Attention:  General Counsel

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS
                             TREGA BIOSCIENCES, INC.
                             SUBSCRIPTION AGREEMENT
                                  APRIL 4, 2000

                                             Number               Purchase
Purchaser                                   of Shares              Price
---------                                   ---------              -----

T. Rowe Price
New Horizons Fund, Inc.                      1,333,334          $4,000,002

Green Line Mutual Funds -
Green Line Health Sciences Fund                226,000             678,000

T. Rowe Price
Health Sciences Fund, Inc.                     440,666           1,321,998

EGM Medical Technology
Fund LP                                        109,667             329,001

EGM Medical Technology
Offshore Fund                                   72,000             216,000

Special Situations Private
Equity Fund, L.P.                              300,000             900,000

Pequot Scout Fund, L.P.                        300,000             900,000

Jackson Square Partners, L.P.                  181,667             545,001

Bay Star International, LTD                    200,000             600,000

Bay Star Capital, L.P.                         300,000             900,000

Narragansett I, LP                              30,934              92,802

Paul M. Ginsburg                                33,333              99,999


                                             Number               Purchase
Purchaser                                   of Shares               Price
---------                                   ---------               -----
The Timken Living Trust
U/A/D 9/14/99                                   83,334            $250,002

Narragansett Offshore Ltd.                      83,334              67,200

Cypress VI Partners                             33,333              99,999

TOTAL                                        3,666,668         $11,000,004


                                                                  March 31, 2000


                                    EXHIBIT B

                             SCHEDULE OF EXCEPTIONS


         The following are exceptions to the representations and warranties of the Company set forth in that certain Subscription Agreement dated as of March ___, 2000 (the "Agreement"), with reference to subsection designations of the Agreement. The reference to specific subsections is not meant and should not be construed as limiting the noted exceptions to that particular subsection. Any exception noted below is deemed disclosed for all purposes of all relevant subsections whether or not cross-referenced.

Section 3: Reference is made to the Company's filings with the Securities and Exchange Commission, its press releases posted on the Company's web site at WWW.TREGA.COM under "new releases" as of 8 p.m. EST, March 31, 2000.

                                                                DRAFT OF 3/14/00

                                    EXHIBIT C

                          OPINION OF COMPANY'S COUNSEL



To Certain Purchasers
of Common Stock of
Trega Biosciences, Inc.

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to Section 5(d) of that certain Subscription Agreement dated as of March __, 2000 between Trega Biosciences, Inc., a Delaware corporation (the "Company") and you (the "Agreement"). We have acted as counsel for the Company in connection with the proposed issuance by the Company of an aggregate of _____________ shares of its common stock, $.001 par value ("Common Stock") to you (collectively, hereinafter referred to as the "Purchasers") and in the amounts set forth on Exhibit A to the Agreement, pursuant to the terms of the Agreement. The shares of Common Stock sold to the Purchasers are herein referred to as the "Shares."

         We have examined the Restated Certificate of Incorporation of the Company and Bylaws of the Company and such other documents and certificates of public officials and representatives of the Company as we have deemed necessary as a basis for the opinions expressed herein. As to questions of fact material to such opinions, we have, when relevant facts were not independently established, relied in certain instances upon certificates of officers of the Company.

         We have assumed the genuineness of all signatures and documents submitted as originals, that all copies submitted to us conform to the originals, the legal capacity of all natural persons, and, as to documents executed by entities other than the Company, that such documents have been duly authorized, executed and delivered by, and are binding upon and enforceable against, such entities.

         We express no opinion as to the laws of any jurisdiction other than the State of California and the United States and the General Corporation Law of the State of Delaware, nor as to the qualification of the Shares under the securities or blue sky laws of any jurisdiction other than the State of California.

         Based upon the foregoing and subject to the qualifications set forth below, it is our opinion that:

         1. The Company is a corporation duly incorporated, and validly existing under the laws of the State of Delaware.

         2. The Shares will, if issued pursuant to the terms of the Agreement against payment of the consideration set forth in the Agreement and when fully paid for as provided therein, be validly issued, fully paid and non-assessable.

         3. The issuance of the Shares, when issued pursuant to the terms of the Agreement, will be exempt from the qualification requirements of Section 25110 of the California Corporate Securities Law of 1968, as amended (the "CSL") pursuant to the exemption afforded by Section 25100(o) of the CSL and pursuant to Section 18 of the Securities Act of 1933, as amended (the "1933 Act").

         4. Based in part on the representations of the Purchasers and assuming that the manner in which the offering of such Shares was conducted was in all respects in compliance with the requirements of Regulation D promulgated under the 1933 Act, the issuance of the Shares, when issued pursuant to the terms of the Agreement, will be exempt from the registration requirements of the 1933 Act.

         5. The issuance of the Shares will not materially conflict with, violate or result in a material breach of, the terms, conditions or provisions of, or constitute a material default under the Restated Certificate of Incorporation or Bylaws of the Company.

         We express no opinion as to compliance with applicable anti-trust or anti-fraud statutes or rules or regulations of any applicable law governing the issue of securities.

         For purposes of rendering the opinion in paragraph 3 above, we assume that (i) the Company's Common Stock continues to be designated as a Nasdaq National Market security and (ii) the exemption afforded by Section 25100(o) of the CSL continues to be available to securities designated as Nasdaq National Market securities.

         This opinion is rendered solely for your information in connection with the appointment described above and may not be relied upon by any other person for any purpose without our prior written consent.

                                                              Very truly yours